Exhibit 23.02

                                                    ----------------------------
                                                    RADIN, GLASS & C0., LLP
                                                    ----------------------------
                                                    Certified Public Accountants

                                                    360 Lexington Avenue
                                                    New York, NY 10017
                                                    212-557-7505
                                                    Fax 212-557-7591


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation in the Registration Statement on Form SB-2 filed on April 18, 2006 of Cytation Corporation of our report dated February 25, 2005, relating to the financial statements of Cytation Corporation for the year ended December 31, 2004.



                                                         Radin, Glass & Co., LLP
                                                    Certified Public Accountants
New York, New York
April 18, 2006

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